UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2021 (May 28, 2021)
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)
234 1st Street San Francisco, California		94105
(Address of principal executive offices)		(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)
Social Capital Hedosophia Holdings Corp. V
317 University Avenue, Suite 200
Palo Alto, California 94301
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of common stock, $0.0001 par value	SOFIW	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE
Domestication and Merger Transaction
As previously announced, Social Capital Hedosophia Holdings Corp. V (“SCH” and, after the Domestication as defined below, “SoFi Technologies”), a Cayman Islands exempted company, previously entered into an Agreement and Plan of Merger, dated as of January 7, 2021, as amended on March 16, 2021 (as amended, the “Merger Agreement”), by and among SCH, Plutus Merger Sub Inc., a Delaware corporation and a subsidiary of SCH (“Merger Sub”), and Social Finance, Inc., a Delaware corporation (“SoFi”).
On May 28, 2021, as contemplated by the Merger Agreement and described in the section titled “Domestication Proposal” beginning on page 138 of the final prospectus and definitive proxy statement, dated May 7, 2021 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), SCH filed a notice of deregistration and necessary accompanying documents with the Cayman Islands Registrar of Companies, and a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which SCH was domesticated and continues as a Delaware corporation, changing its name to “SoFi Technologies, Inc.” (the “Domestication”).
As a result of and upon the effective time of the Domestication, among other things, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of SCH (the “SCH Class A ordinary shares”) automatically converted, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of SoFi Technologies (the “SoFi Technologies common stock”); (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of SCH (the “SCH Class B ordinary shares”) automatically converted, on a one-for-one basis, into shares of SoFi Technologies common stock (provided, however, that with respect to the SCH Class B ordinary shares held by SCH Sponsor V LLC, a Cayman Islands limited liability company and shareholder of SCH (the “Sponsor”), in connection with the Domestication, the Sponsor instead received upon the conversion of the SCH Class B ordinary shares held by it a number of shares of SoFi Technologies common stock equal to (x) the number of SCH Class B ordinary shares held by it as of immediately prior to the Domestication minus (y) after giving effect to the Domestication, the number of shares of SoFi Technologies common stock underlying the Director RSU Award (as defined in the Proxy Statement/Prospectus) that were outstanding as of immediately prior to the Domestication); (iii) each of the then issued and outstanding redeemable warrants of SCH (the “SCH warrants”) automatically converted, on a one-for-one basis, into redeemable warrants to acquire one share of SoFi Technologies common stock (the “SoFi Technologies warrants”); and (iv) each of the then issued and outstanding units of SCH that had not been previously separated into the underlying SCH Class A ordinary shares and underlying SCH warrants upon the request of the holder thereof (the “SCH units”) were cancelled and entitled the holder thereof to one share of SoFi Technologies common stock and one-fourth of one SoFi Technologies warrant. No fractional shares will be issued upon exercise of the SoFi Technologies warrants.
On May 28, 2021, as contemplated by the Merger Agreement and described in the section titled “BCA Proposal” beginning on page 97 of the Proxy Statement/Prospectus, SoFi Technologies consummated the merger transaction contemplated by the Merger Agreement, whereby Merger Sub merged with and into SoFi, with the separate corporate existence of Merger Sub ceasing and SoFi being the surviving corporation and a wholly owned subsidiary of SoFi Technologies (the “Merger” and, together with the Domestication, the “Business Combination”).
At the effective time of the Merger: (i) each share of SoFi common stock, par value $0.0000025 per share (the “SoFi common stock”) (without giving effect to any conversion of any outstanding SoFi non-redeemable preferred stock into SoFi common stock) was canceled and converted into the right to receive 1.7428 (the “Base Exchange Ratio”) shares of SoFi Technologies common stock; (ii) each share of SoFi Series A Preferred Stock, SoFi Series B Preferred Stock, SoFi Series C Preferred Stock, SoFi Series D Preferred Stock, SoFi Series E Preferred Stock and SoFi Series H-1 Preferred Stock was canceled and converted into the right to receive a number of shares of SoFi Technologies common stock equal to the Base Exchange Ratio; (iii) each share of SoFi Series F Preferred Stock was canceled and converted into the right to receive a number of shares of SoFi Technologies common stock equal to the product of 1.1102 multiplied by the Base Exchange Ratio; (iv) each share of SoFi Series G Preferred Stock was canceled and converted into the right to receive a number of shares of SoFi Technologies common stock equal to the product of 1.2093 multiplied by the Base Exchange Ratio; (v) each share of SoFi Series H Preferred Stock was canceled and converted into the right to receive a number of shares of SoFi Technologies common stock equal to the product of 1.0863 multiplied by the Base Exchange Ratio (except for shares of Series H Preferred Stock held by Anthony Noto, our Chief Executive Officer, which were canceled and converted into the right to receive a number of shares of SoFi Technologies common stock equal to the Base Exchange Ratio); and (vi) each share of SoFi Series 1 Preferred Stock was canceled and converted into the right to receive one fully paid and non-assessable share of SoFi Technologies Series 1 Preferred Stock. No fractional shares were issued in the Merger, and any fractional shares that a holder of SoFi securities would have otherwise been entitled to in the Merger were eliminated in accordance with the terms of the Merger Agreement.
At the effective time of the Merger, each warrant to purchase shares of SoFi Series H Preferred Stock was no longer exercisable for shares of SoFi Series H Preferred Stock and instead became exercisable for a number of shares of SoFi Technologies common stock equal to the number of shares of SoFi Series H Preferred Stock for which such warrant was exercisable immediately prior to the effective time of the Merger, multiplied by the Base Exchange Ratio, and the exercise price thereof was adjusted in accordance with the terms of the Amended and Restated Series H Preferred Stock Warrant Agreement (as defined in the Proxy Statement/Prospectus).
At the effective time of the Merger, all (i) options to purchase shares of SoFi common stock and (ii) restricted stock units based on shares of SoFi common stock outstanding as of immediately prior to the Merger were converted into (a) options to purchase shares of SoFi Technologies common stock, and (b) restricted stock units based on shares of SoFi Technologies common stock, respectively, in each case with such adjustments as provided pursuant to the terms of the Merger Agreement.
The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.
PIPE Investment
As previously announced, on January 7, 2021, concurrently with the execution of the Merger Agreement, SCH entered into subscription agreements with certain investors (collectively, the “PIPE Investors”) pursuant to which, on the terms and subject to the conditions therein, the PIPE Investors collectively subscribed for 122,500,000 shares of SoFi Technologies common stock at $10.00 per share for an aggregate purchase price equal to $1,225,000,000 (the “PIPE Investment”), $275,000,000 of which was funded by certain existing directors, officers or equity holders of the Sponsor and its affiliates. The PIPE Investment was consummated substantially concurrently with the closing of the Business Combination.
Immediately after giving effect to the Business Combination, the PIPE Investment and the repurchase by SoFi Technologies of 15,000,000 shares of SoFi Technologies common stock from SoftBank Group Capital Limited immediately following completion of the Business Combination (the “SoftBank Repurchase”), there were 794,692,813 shares of SoFi Technologies common stock, 40,295,990 SoFi Technologies warrants (of which 12,170,990 are in respect of former SoFi Series H warrants and 28,125,000 are in respect of former SCH public and private placement warrants), and 3,234,000 shares of SoFi Technologies Series 1 Preferred Stock outstanding. Upon the consummation of the Business Combination, SCH’s ordinary shares, warrants and units ceased trading on the New York Stock Exchange and, on June 1, 2021, the SoFi Technologies common stock and the SoFi Technologies warrants issued in respect of former SCH public warrants began trading on The Nasdaq Global Select Market (“Nasdaq”) under the symbols “SOFI” and “SOFIW,” respectively. Immediately after giving effect to the Business Combination, the PIPE Investment and the SoftBank Repurchase, (i) SCH’s public shareholders owned approximately 10.1% of the outstanding SoFi Technologies common stock, (ii) SoFi Stockholders owned approximately 71.9% of the outstanding SoFi Technologies common stock, (iii) the Sponsor and related parties (including the Sponsor Related PIPE Investors) collectively owned approximately 6.0% of the outstanding SoFi Technologies common stock and (iv) the Third Party PIPE Investors owned approximately 12.0% of the outstanding SoFi Technologies common stock.
Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference. Unless the context otherwise requires, all references to “we”, “us” or “our” refer to SoFi Technologies.
Item 1.01   Entry into a Material Definitive Agreement.
Amended and Restated Warrant to Purchase Stock
On May 28, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SoFi Technologies, SoFi and each holder of Series H Warrants entered into an Amended and Restated Warrant to Purchase Stock.
Shareholders’ Agreement
On May 28, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SoFi Technologies, the Sponsor and certain former stockholders of SoFi entered into the Shareholders’ Agreement.
Amended and Restated Registration Rights Agreement
On May 28, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SoFi Technologies, the Sponsor, certain former stockholders of SoFi, Jay Parikh, Jennifer Dulski and the other parties thereto entered into the Amended and Restated Registration Rights Agreement.
Series 1 Registration Rights Agreement
On May 28, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SoFi Technologies and the Series 1 Investors entered into the Series 1 Registration Rights Agreement.
Lock-up Agreement
On May 28, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SoFi Technologies, the Sponsor, Jay Parikh and certain former stockholders of SoFi entered into a Lock-up Agreement.
The material terms of the Amended and Restated Warrant to Purchase Stock, Shareholders’ Agreement, Amended and Restated Registration Rights Agreement, Series 1 Registration Rights Agreement, and Lock-up Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 114 under the section entitled “BCA Proposal—Related Agreements.” Such descriptions are qualified in their entirety by the text of such agreements, which are included as Exhibits 4.2, 10.4, 10.5, 10.6 and 10.8 to this Report and are incorporated herein by reference.
Item 2.01   Completion of Acquisition or Disposition of Assets.
The disclosure set forth in the “Introductory Note—Domestication and Merger Transaction” above is incorporated into this Item 2.01 by reference.
FORM 10 INFORMATION
Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as SoFi Technologies was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, SoFi Technologies has ceased to be a shell company. Accordingly, SoFi Technologies is providing the information below that would be included in a Form 10 if SoFi Technologies were to file a Form 10. Please note that the information provided below relates to SoFi Technologies after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements
This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations, and the benefits of the Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When SoFi Technologies discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, SoFi Technologies’ management.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond SoFi Technologies’ control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:
•the effect of uncertainties related to the global COVID-19 pandemic;
•the ability of SoFi Technologies to achieve and maintain profitability in the future;
•the impact of the regulatory environment and complexities with compliance related to such environment;
•the ability to become a bank holding company and acquire a national bank charter;
•the ability to respond to general economic conditions;
•the ability of SoFi Technologies to manage its growth effectively and its expectations regarding the development and expansion of its business;
•the ability of SoFi Technologies to access sources of capital, including debt financing and other sources of capital to finance operations and growth;
•the ability of SoFi Technologies’ marketing efforts and its ability to expand its member base;
•the ability of SoFi Technologies to grow market share in existing markets or any new markets it may enter;
•the ability of SoFi Technologies to develop new products, features and functionality that are competitive and meet market needs;
•the ability of SoFi Technologies to establish and maintain an effective system of internal controls over financial reporting;
•the ability to maintain the listing of SoFi Technologies’ securities on the Nasdaq;
•the risk that the Business Combination disrupts current plans and operations of SoFi Technologies;
•the ability to recognize the anticipated benefits of the Business Combination;
•the outcome of any legal proceedings that may be instituted against SoFi Technologies; and
•other factors detailed under the section entitled “Risk Factors” beginning on page 33 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by SoFi Technologies from time to time with the SEC. There can be no assurance that future developments affecting SoFi Technologies will be those that SoFi Technologies has anticipated. SoFi Technologies undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Business
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 200 in the section entitled “Information About SoFi”, which is incorporated herein by reference.
Risk Factors
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 33 in the section entitled “Risk Factors”, which is incorporated herein by reference.
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 225 in the section entitled “SoFi’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and to the disclosure contained in Exhibit 99.2 hereto entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” related to the three month periods ended March 31, 2021 and 2020, both of which are incorporated herein by reference.
Quantitative and Qualitative Disclosures about Market Risk
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 280 in the section entitled “SoFi’s Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” and to the disclosure contained in Exhibit 99.2 hereto in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk”, both of which are incorporated herein by reference.
Properties
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 222 in the section entitled “Information About SoFi—Properties,” which is incorporated herein by reference.
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth beneficial ownership of SoFi Technologies common stock immediately following the consummation of the Business Combination, the PIPE Investment and the SoftBank Repurchase by:
•each person who is known to be the beneficial owner of more than 5% of shares of SoFi Technologies common stock;
•each of SoFi Technologies’ current named executive officers and directors; and
•all current executive officers and directors of SoFi Technologies as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, SoFi Technologies believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
Entities Affiliated with SoftBank(2)	140,218,233	16.7%
Red Crow Capital LLC(3)	49,353,832	5.9%
Directors and Named Executive Officers
Anthony Noto(4)	14,302,137	1.7%
Christopher Lapointe(5)	310,850	*
Michelle Gill(6)	3,444,557	*
Jennifer Nuckles(7)	227,769	*
Maria Renz(8)	483,637	*
Clay Wilkes(9)	53,921,655	6.4%
Tom Hutton(10)	1,040,881	*
Steven Freiberg(11)	1,000,410	*
Ahmed Al-Hammadi(12)	35,818,402	4.3%
Ruzwana Bashir	—	—
Michael Bingle	—	—
Michel Combes(13)	140,218,233	16.7%
Richard Costolo	—	—
Carlos Medeiros(14)	140,218,233	16.7%
Clara Liang(15)	133,219	*
Harvey Schwartz	156,852	*
Magdalena Yeşil(16)	1,047,382	*
All directors and executive officers as a group (23 individuals)	255,155,990	30.5%
____________
*Less than one percent
(1)Unless otherwise noted, the business address of each of those listed in the table above is 234 1st Street, San Francisco, CA 94105.
(2)Consists of (i) 53,110,699 shares held of record by SoftBank Group Capital Limited, (ii) 64,685,234 shares held of record by SB Sonic Holdco (UK) Limited, a subsidiary of SoftBank Group Capital Limited and both are subsidiaries of SoftBank Group Corp and, (iii) 22,422,300 shares held by Renren SF Holdings Inc., an entity affiliated with SoftBank Group Capital Limited. Messrs. Combes and Medeiros each serve as a President of SB Group US, Inc., an affiliate of SoftBank Group Corp., and as a Director of SoftBank Group Capital Limited. The address of each of the shareholder entities named above is 69 Grosvenor Street, London, England, United Kingdom W1K 3JP.
(3)Consists of (i) 49,353,832 shares held of record by Red Crow Capital, LLC and (ii) 4,567,823 shares held of record jointly by Clay Wilkes and his wife, who have shared voting and dispositive power with respect to the shares. Mr. Wilkes serves as the Managing Director of Red Crow Capital, LLC. The address of this entity is 1077 E Duffer Ln, North Salt Lake, UT 84054.
(4)Includes 11.676.760 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021, 399,844 shares issuable upon vesting of restricted stock units (“RSUs”) within 60 days of May 28, 2021 and 22,581 shares issuable upon exercise of warrants to purchase SoFi Technologies common stock.
(5)Includes 87,579 shares issuable upon vesting of RSUs within 60 days of May 28, 2021.
(6)Includes 2,038,897 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021 and 225,720 shares issuable upon vesting of RSUs within 60 days of May 28, 2021.
(7)Includes 79,577 shares issuable upon vesting of RSUs within 60 days of May 28, 2021.
(8)Includes 141,167 shares issuable upon vesting of RSUs within 60 days of May 28, 2021.
(9)Consists of (i) shares held by Red Crow Capital, LLC, identified in footnote (3) above and (ii) 4,567,823 shares held of record jointly by Clay Wilkes and his wife, who have shared voting and dispositive power with respect to the shares. Mr. Wilkes serves as the Managing Director of Red Crow Capital, LLC.
(10)Includes 559,921 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021 and 210,589 shares of SoFi Technologies common stock held in a living trust directed by Mr. Hutton.
(11)Includes 546,850 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021.
(12)Consists of 24,528,058 shares held of record and 11,290,344 shares which may be acquired upon exercise of warrants to purchase SoFi Technologies common stock held of record by QIA FIG Holding LLC. Mr. Al-Hammadi serves as Chief Investment Officer, Europe,

Russia and Turkey for Qatar Investment Authority, the ultimate parent of QIA FIG Holding LLC. Mr. Al-Hammadi disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of the entities named above is Qatar Investment Authority, Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, Qatar.
(13)Consists of shares held by SoftBank Group Capital Limited and SB Sonic Holdco (UK) Limited, identified in footnote (2) above. Mr. Combes serves as a President of SB Group US, Inc., an affiliate of SoftBank Group Capital Limited and SB Sonic Holdco (UK) Limited, and as a Director of SoftBank Group Capital Limited. Mr. Combes disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.
(14)Consists of shares held by SoftBank Group Capital Limited and SB Sonic Holdco (UK) Limited, identified in footnote (2) above. Mr. Medeiros serves as a President of SB Group US, Inc., an affiliate of SoftBank Group Capital Limited and SB Sonic Holdco (UK) Limited, and as a Director of SoftBank Group Capital Limited. Mr. Medeiros disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.
(15)Consists of 133,219 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021.
(16)Includes 235,284 shares of SoFi Technologies common stock issuable upon the exercise of options exercisable as of or within 60 days of May 28, 2021, and 463,538 shares held in trusts directed by Ms. Yeşil.
SoFi Technologies Series 1 Preferred Stock
The following table sets forth information regarding the beneficial ownership of shares of SoFi Technologies Series 1 Preferred Stock immediately following consummation of the Business Combination by the same categories of persons listed in the table above.
Unless otherwise indicated, SoFi Technologies believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	% of Ownership
5% Holders
QIA FIG Holding LLC(2)	3,000,000	92.8%
Entities Affiliated with Silver Lake(3)	228,000	7.1%
Directors and Named Executive Officers
Anthony Noto	6,000	*
Ahmed Al-Hammadi(4)	3,000,000	92.8%
All SoFi Technologies directors and executive officers as a group (23 individuals)	3,006,000	92.9%
____________
*Less than one percent
(1)Unless otherwise noted, the business address of each of those listed in the table above is 234 1st Street, San Francisco, CA 94105.
(2)The address for this entity is Qatar Investment Authority, Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, Qatar.
(3)Consists of (i) 224,261 shares held of record by Silver Lake Partners IV, L.P. and (ii) 3,739 shares held of record by Silver Lake Technology Investors IV (Delaware II), L.P. Silver Lake Technology Associates IV, L.P. is the general partner of Silver Lake Partners IV, L.P. and Silver Lake Technology Investors IV (Delaware II), L.P. The general partner of Silver Lake Technology Associates IV, L.P. is SLTA IV (GP), L.L.C., the managing member of which is Silver Lake Group, L.L.C. The managing members of Silver Lake Group, L.L.C. are Egon Durban, Kenneth Hao, Gregory Mondre and Joseph Osnoss. The address of each of the entities named above is 2775 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(4)Consists of shares held by QIA FIG Holding LLC. Mr. Al-Hammadi serves as Chief Investment Officer, Europe, Russia and Turkey for Qatar Investment Authority, the ultimate parent of QIA FIG Holding LLC. Mr. Al-Hammadi disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of the entities named above is Qatar Investment Authority, Ooredoo Tower (Building 14), Al Dafna Street (Street 801), Al Dafna (Zone 61), Doha, Qatar.
Directors and Executive Officers
SoFi Technologies’ directors and executive officers after the consummation of the Business Combination, other than Ruzwana Bashir, a member of the SoFi Technologies' board of directors, and Derek White, CEO of Galileo, a wholly-owned subsidiary of SoFi (“Galileo”), are described in the Proxy Statement/Prospectus in the sections entitled “Director Election Proposal” beginning on page 151 and “Management of SoFi Technologies Following the Business Combination” beginning on page 284 and that information is incorporated herein by reference; provided that pursuant to the Shareholders Agreement, (a) the independent director to be designated by Red Crow is initially Harvey Schwartz, and (b) the independent directors to be designated by the Sponsor are Richard Costolo and

Ruzwana Bashir. The biographical information about Ms. Bashir is set forth under Item 5.02 of this Report and is incorporated herein by reference. The biographical information about Mr. White is set forth below.
Additionally, interlocks and insider participation information regarding SoFi Technologies’ executive officers is described in the Proxy Statement/Prospectus in the section entitled “Management of SoFi Technologies Following the Business Combination—Compensation Committee Interlocks and Insider Participation” beginning on page 291 and that information is incorporated herein by reference.
On June 1, 2021, the board of directors appointed Derek White to become CEO of Galileo as Clay Wilkes transitions to become Vice Chairman of Galileo, in each case effective on or about June 14, 2021. Prior to joining Galileo, Mr. White, 47, was Vice President of Global Financial Services at Google, a technology company, from 2020 to 2021 where he was responsible for setting the strategy for Google’s financial services cloud efforts. Mr. White previously served as Vice Chair and Chief Digital Officer at U.S. Bank, a banking institution, from 2019 to 2020 where he oversaw digital expansion across various enterprises. Mr. White also served as Global Head of Client Solutions at BBVA, a banking institution, from 2016 to 2019 where he was responsible for oversight and development of customer and client solutions and growth. Mr. White previously worked at Barclays Bank, a banking institution, from 2005 to 2015, most recently serving as Chief Design and Digital Officer, where he oversaw design and digital innovation for the company. Mr. White also held various roles with other banking institutions. Mr. White holds a bachelor of arts from Utah State University and a master of business administration from the University of Pennsylvania’s Wharton School. Mr. White does not currently serve, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the board of directors of SoFi Technologies.
Executive Compensation
The executive compensation of SoFi’s executive officers is described in the Proxy Statement/Prospectus in the sections entitled “SoFi’s Compensation Discussion and Analysis” beginning on page 292 and “Executive Compensation” beginning on page 298 and that information is incorporated herein by reference. Additionally, the compensation-related disclosure set forth under Item 5.02 of this Report is incorporated herein by reference.
Director Compensation
The compensation of SoFi’s directors is described in the Proxy Statement/Prospectus in the section entitled “Executive Compensation—Director Compensation” beginning on page 310 and that information is incorporated herein by reference.
Certain Relationships and Related Transactions, and Director Independence
Certain relationships and related party transactions of SoFi Technologies are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 317 and are incorporated herein by reference.
Reference is made to the disclosure regarding the independence of the directors of SoFi Technologies in the section of the Proxy Statement/Prospectus entitled "Management of SoFi Technologies Following the Business Combination—Corporate Governance—Director Independence" beginning on page 289 and that information is incorporated herein by reference. Additionally, Ruzwana Bashir, whose appointment is discussed in Item 5.02 of this Report, will qualify as “independent” as defined under applicable SEC rules and Nasdaq listing standards.
Legal Proceedings
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 220 in the section entitled “Information About SoFi—Legal Proceedings”, which is incorporated herein by reference.
Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters
Shares of SoFi Technologies’ common stock and SoFi Technologies’ warrants began trading on the Nasdaq under the symbol “SOFI” and “SOFIW,” respectively, on June 1, 2021, in lieu of the ordinary shares, warrants and units of SCH. SoFi Technologies has not paid any cash dividends on its shares of common stock to date. It is the present intention of SoFi Technologies’ board of directors to retain all earnings, if any, for use in SoFi Technologies’ business operations and, accordingly, SoFi Technologies’ board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon SoFi Technologies’ revenues and earnings, if any, capital requirements and general financial condition. The payment of any cash dividends is within the discretion of SoFi Technologies’ board of directors. Further, the ability of SoFi Technologies to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.
Information respecting SCH’s Class A ordinary shares, warrants and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section entitled “Market Price and Dividend Information” on page 32 and such information is incorporated herein by reference.
Recent Sales of Unregistered Securities
Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by SoFi Technologies of certain unregistered securities, which is incorporated herein by reference.
Description of Registrant’s Securities
Reference is made to the disclosure contained in the Proxy Statement/Prospectus beginning on page 329 in the section entitled “Description of SoFi Technologies Securities”, which is incorporated herein by reference.
Indemnification of Directors and Officers
SoFi Technologies has entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by SoFi Technologies of certain expenses and costs relating to claims, suits or proceedings arising from service as an officer, director, employee, agent or fiduciary of SoFi Technologies or, at its request, service to other entities to the fullest extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Further information about the indemnification of SoFi Technologies’ directors and officers is set forth in the Proxy Statement/Prospectus in the section entitled “Description of SoFi Technologies Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 338 and is incorporated herein by reference.
Financial Statements and Supplementary Data
Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial statements of SoFi Technologies.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure
The information set forth under Item 4.01 of this Report is incorporated herein by reference.
Financial Statements and Exhibits
The information set forth under Item 9.01 of this Report is incorporated herein by reference.
Item 3.02   Unregistered Sales of Equity Securities.
The disclosure set forth in “Introductory Note—PIPE Investment” above is incorporated into this Item 3.02 by reference.

SoFi Technologies issued the foregoing shares of common stock in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933, as amended, in reliance on the exemption afforded by Section 4(a)(2) thereof.
Item 3.03   Material Modification to Rights of Security Holders.
Immediately prior to the consummation of the Business Combination, SoFi Technologies filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the general effect upon the rights of holders of SCH’s capital stock are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 138 and “Organizational Documents Proposals” beginning on page 141, which are incorporated herein by reference.
Additionally, the disclosure set forth under the Introductory Note and in Item 5.03 of this Report is incorporated herein by reference. A copy of the Certificate of Incorporation is included as Exhibit 3.1 to this Report and incorporated herein by reference.
Item 4.01   Changes in Registrant’s Certifying Accountant.
(a)Dismissal of independent registered public accounting firm.
On June 1, 2021, the audit and risk committee of SoFi Technologies’ board of directors dismissed Marcum LLP (“Marcum”), SCH’s independent registered public accounting firm prior to the Business Combination, as SoFi Technologies’ independent registered public accounting firm.
The report of Marcum on the financial statements of SCH as of December 31, 2020, and for the period from July 10, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles, except for an explanatory paragraph in such report regarding substantial doubt about SCH’s ability to continue as a going concern.
During the period from July 10, 2020 (inception) through December 31, 2020 and the subsequent interim period through June 1, 2021, there were no disagreements between SCH and Marcum on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on SCH’s financial statements for such period.
During the period from July 10, 2020 (inception) through December 31, 2020 and the subsequent interim period through June 1, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).
SoFi Technologies has provided Marcum with a copy of the foregoing disclosures and has requested that Marcum furnish SoFi Technologies with a letter addressed to the SEC stating whether it agrees with the statements made by SoFi Technologies set forth above. A copy of Marcum’s letter, dated June 4, 2021, is filed as Exhibit 16.1 to this Report.
(b)Disclosures regarding the new independent auditor.
On June 1, 2021, the audit and risk committee of SoFi Technologies’ board of directors approved the engagement of Deloitte & Touche LLP (“Deloitte”) as SoFi Technologies’ independent registered public accounting firm to audit SoFi Technologies’ consolidated financial statements as of and for the year ended December 31, 2021. Deloitte served as the independent registered public accounting firm of SoFi prior to the Business Combination. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through June 1, 2021, SoFi Technologies did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us that Deloitte concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 5.01   Changes in Control of Registrant.
The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.
Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officers and Directors
Upon the consummation of the Business Combination, and in accordance with the terms of the Merger Agreement, each executive officer of SCH ceased serving in such capacities, and Chamath Palihapitiya, Ian Osborne, Jay Parikh and Jennifer Dulski ceased serving on SCH’s board of directors.
Effective as of the consummation of the Business Combination, Anthony Noto, Clay Wilkes, Tom Hutton, Steven Freiberg, Ahmed Al-Hammadi, Michael Bingle, Michel Combes, Richard Costolo, Clara Liang, Carlos Medeiros, Harvey Schwartz and Magdalena Yeşil were appointed as directors of SoFi Technologies, to serve until the end of their respective terms and until their successors are elected and qualified.
Effective as of the consummation of the Business Combination, Anthony Noto was appointed as SoFi Technologies’ Chief Executive Officer and Christopher Lapointe was appointed as SoFi Technologies’ Chief Financial Officer.
On June 1, 2021, Ruzwana Bashir was appointed to the SoFi Technologies’ board of directors with a term commencing June 1, 2021 and expiring at the 2022 annual meeting of stockholders. With the appointment of Ms. Bashir, the board of directors will consist of thirteen directors. Ms. Bashir is not currently expected to join any committees of the board of directors.
Ms. Bashir will receive the standard non-employee director compensation for serving on the board of directors as described under “Compensatory Arrangements for Directors” below under this Item 5.02, which description is incorporated herein by reference. SoFi Technologies intends to enter into an indemnification agreement with Ms. Bashir in connection with her appointment to the board of directors, which is in substantially the same form as that entered into with the other directors of SoFi Technologies and is further described under “Indemnification of Directors and Officers” under Item 2.01 of this Report, which description is incorporated herein by reference. There are no arrangements or understandings between Ms. Bashir and any other persons pursuant to which Ms. Bashir was appointed a director of SoFi Technologies. There are no transactions in which Ms. Bashir has an interest requiring disclosure under Item 404(a) of Regulation S-K.
Ms. Bashir, 37, has served as the co-founder and Chief Executive Officer of Peek.com, an experiences booking software and marketplace, since 2012. Ms. Bashir was previously the Director of Marketing and Business Development at Artsy, an online art brokerage, from 2010 to 2011. Ms. Bashir also worked in Strategy and Business Development at Gilt Groupe, an online shopping company, in 2010. She was also an analyst in the real estate private equity group of The Blackstone Group, an investment firm, from 2006 to 2009, and worked in investment banking at Goldman Sachs in 2005. Ms. Bashir holds a bachelor of arts from University of Oxford and a master of business administration from Harvard Business School. We believe that Ms. Bashir is qualified to serve as a member of the SoFi Technologies’ board of directors because of her experience advising companies with respect to business strategy and leading a technology company.
Reference is also made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Director Election Proposal” beginning on page 151 and “Management of SoFi Technologies Following the Business Combination” beginning on page 284 for biographical information about each of the directors and officers following the Business Combination, other than Ms. Bashir, which is incorporated herein by reference.
Compensatory Arrangements for Directors
In connection with the consummation of the Business Combination, SoFi Technologies’ board of directors approved a compensation program for SoFi Technologies’ non-employee directors who are determined not to be affiliated with SoFi Technologies and SCH (the “NED Compensation Policy”). Pursuant to the terms of the NED Compensation Policy, non-employee directors are eligible to receive annual cash compensation of $40,000 paid in four quarterly installments, subject to continued service (and pro-rated if services are not provided for the full year). In addition, non-employee directors will receive annual grants of restricted stock unit awards with a value of $250,000 for each grant, which awards will generally be made at the time of the annual shareholder meeting and vest on the first to occur between the 12-month anniversary thereof and the next annual shareholder meeting. The first such grants will be made (x) for existing directors, following such time as the initial award granted in connection with the Business Combination becomes 75% vested or (y) for new directors, following initial appointment to the board, provided that new director awards may be prorated if granted off-cycle. In addition to the foregoing, non-employee directors will be entitled to receive additional annual cash compensation in connection with their committee service, including (i) for the Audit Committee, $25,000 per year for the chair and $10,000 for each member; (ii) for the Compensation Committee, $16,000 per year for the chair and $8,000 for each member; and (iii) for the Nominating/Governance Committee, $10,000 for the chair and $5,000 for each member. Compensation for the chair of the SoFi Technologies board of directors has not yet been determined.
2021 Plan
In connection with the consummation of the Business Combination, and as further described in the Proxy Statement/Prospectus in the sections titled “Incentive Plan Proposal” beginning on page 156 and “SoFi’s Compensation Discussion and Analysis—2021 Stock Option and Incentive Plan,” beginning on page 297, SoFi Technologies adopted the 2021 Plan, under which SoFi Technologies may grant equity incentive awards to employees, directors and independent contractors in order to attract, motivate and retain the talent for which SoFi Technologies competes.
The aggregate number of shares of SoFi Technologies common stock available for issuance under the 2021 Plan is equal to the sum of (i) 63,575,425 shares of SoFi Technologies common stock and (ii) an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2030 equal to the lesser of (A) a number equal to the excess (if any) of (1) 5% of the aggregate number of shares of SoFi Technologies common stock outstanding on the final day of the immediately preceding calendar year over (2) the number of shares of SoFi Technologies common stock then reserved for issuance under the 2021 Plan as of such date and (B) such smaller number of shares of SoFi Technologies common stock as is determined by the SoFi Technologies board of directors. The maximum number of shares of SoFi Technologies common stock that may be issued pursuant to the exercise of stock awards granted under the 2021 Plan is 63,575,425 shares (equal to approximately 8% of the total number of issued and outstanding shares of SoFi Technologies common stock as of immediately following the Closing).
The foregoing description of the 2021 Plan contained in this Item 5.02 does not purport to be complete and is subject to and qualified in its entirety by reference to such 2021 Plan, a copy of which is included herewith as Exhibit 10.2.
Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Immediately prior to the consummation of the Business Combination, SoFi Technologies filed a Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the By-Laws that took effect upon the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware are discussed in the Proxy Statement/Prospectus in the sections entitled “Domestication Proposal” beginning on page 138 and “Organizational Documents Proposals” beginning on page 141, which are incorporated by reference herein.
Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2 to this Report, respectively, and are incorporated herein by reference.
Item 5.06   Change in Shell Company Status.
As a result of the Business Combination, SCH ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “BCA Proposal” beginning on page 97 and

“Domestication Proposal” beginning on page 138, which are incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
(a)Financial statements of businesses acquired.
The consolidated financial statements of SoFi for the years ended December 31, 2020, 2019 and 2018 are set forth in the Proxy Statement/Prospectus beginning on page F-25 and are incorporated herein by reference. The unaudited condensed consolidated financial statements of SoFi for the three months ended March 31, 2021 and 2020 are set forth in Exhibit 99.1 hereto and incorporated herein by reference.
(b)Pro forma financial information.
The unaudited pro forma condensed combined financial information of SCH and SoFi as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021 is set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description

2.1+
Agreement and Plan of Merger, dated as of January 7, 2021, by and among Social Capital Hedosophia Holdings Corp. V, Plutus Merger Sub Inc. and Social Finance, Inc. (incorporated by reference to Exhibit 2.1 to SoFi Technologies' Registration Statement on Form S-4 filed January 11, 2021).

2.2
Amendment to Agreement and Plan of Merger, dated as of March 16, 2021, by and among Social Capital Hedosophia Holdings Corp. V, Plutus Merger Sub Inc. and Social Finance, Inc. (incorporated by reference to Exhibit 2.1 to SoFi Technologies' Current Report on Form 8-K filed on March 16, 2021).

3.1	Certificate of Incorporation of SoFi Technologies, Inc.
3.2	Bylaws of SoFi Technologies, Inc.
4.1
Specimen Common Stock Certificate of SoFi Technologies, Inc. (incorporated by reference to Exhibit 4.6 to SoFi Technologies' Amendment No. 1 to the Registration Statement on Form S-4 filed on February 10, 2021).

4.2
Amended and Restated Warrant to Purchase Stock, by and among SoFi Technologies, Inc., Social Finance, Inc. and the Investor named therein (incorporated by reference to Exhibit 4.5 to SoFi Technologies' Registration Statement on Form S-4 filed January 11, 2021).

4.3
Warrant Agreement, dated as of October 8, 2020, between Social Capital Hedosophia Holdings Corp. V and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 10.1 to SoFi Technologies' Current Report on Form 8-K filed on October 14, 2020).

10.1	Form of Indemnification Agreement.
10.2	2021 Stock Option and Incentive Plan of SoFi Technologies, Inc. and forms of agreement thereunder.
10.3
Form of Subscription Agreement, by and between the Registrant and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.3 to SoFi Technologies' Registration Statement on Form S-4 filed on January 11, 2021).

10.4	Shareholders’ Agreement, dated as of May 28, 2021, by and among SoFi Technologies, Inc., SCH Sponsor V LLC and the parties identified on the signature pages thereto.
10.5
Amended and Restated Registration Rights Agreement, dated as of May 28, 2021, by and among SoFi Technologies, Inc., SCH Sponsor V LLC, certain former stockholders of Social Finance, Inc., as set forth on Schedule 1 thereto, Jay Parikh, Jennifer Dulski and the parties set forth on Schedule 2 thereto.

10.6	Series 1 Registration Rights Agreement, dated as of May 28, 2021, by and among SoFi Technologies and certain former stockholders of Social Finance, Inc., as set forth on Schedule 1 thereto.
10.7
Amended and Restated Series 1 Preferred Stock Investors’ Agreement, dated as of January 7, 2021, by and among Social Capital Hedosophia Holdings Corp. V and the investors listed on Schedule 1 thereto (incorporated by reference to Exhibit 10.5 to SoFi Technologies' Registration Statement on Form S-4 filed on January 11, 2021).

10.8
Lock-Up Agreement, dated as of May 28, 2021, by and among SoFi Technologies, Inc., SCH Sponsor V, LLC, Jay Parikh and certain former stockholders of Social Finance, Inc., as set forth on Schedule 2 thereto.

16.1	Letter from Marcum LLP to the Securities and Exchange Commission.
21.1	List of Subsidiaries.
99.1	Unaudited condensed consolidated financial statements of Social Finance, Inc. for the three months ended March 31, 2021 and 2020.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2021 and 2020.
99.3
Unaudited pro forma condensed combined financial information of Social Capital Hedosophia Holdings Corp. V and Social Finance, Inc. as of March 31, 2021 and for the year ended December 31, 2020 and the three months ended March 31, 2021.

_______________
+       Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: June 4, 2021	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer